EXHIBIT 99.3

                    STOCK EXCHANGE AGREEMENT
                              WITH
                  COLLATERAL FUNDING COMMITMENT


      Agreement made and entered in multiple parts on this 31 day of July, 2001 by and between Tru Dynamics International, Inc. ("TDII") of 4150 North Drinkwater Blvd., Fifth Floor, Scottsdale, Arizona 85251; Jim and Mary Piccolo of 5311 North Palo Christi, Paradise Valley, Arizona 85253 ("Piccolos") ; Tom G. Murphy of 26226 N. 111 Street, Scottsdale, Arizona 85255 ("Murphy");
Michael Brent Nelson of 1333 N. California Blvd., Suite 525, Walnut Creek, California 94596 ("Nelson"); Jim Solomon of 2051 N. Kingston Road, Farmington, Utah 84025 ("Solomon"); Mark Faldmo of 163 W. Canyon View Dr., Farmington, Utah 84025 ("Faldmo"); Larry Gelwix of 4129 Splendor Way, Salt Lake City, Utah 84124 ("Gelwix"); and Edward Todd Heiner of 634 E. 700 N., Centerville, Utah 84014 ("Heiner"). This Agreement is deemed to be made and entered in Scottsdale, Arizona. Whenever all of the parties are collectively referred to in this Agreement they may be designated as the "Parties".

                            RECITALS

     WHEREAS, Piccolos are desirous of exchanging the TDII shares owned and held by them, being 2,271,920 shares or approximately 24.24% of the issued and outstanding shares of TDII, in exchange for the transfer from TDII of all of the shares of Tru Dynamics, Inc. (TDI), a wholly owned operating subsidiary;

      WHEREAS, in addition to the exchange of shares described in the preceding recital, Piccolos have agreed to pay Fifty Thousand
Dollars ($50,000) upon the closing of this transaction;

      WHEREAS, TDII is willing, able and desirous to enter into the share exchange upon the terms and conditions set-out in this Agreement in order to facilitate the spin-off of its travel related business in exchange for the acquisitions of all of its issued and outstanding shares from the Piccolos;

      WHEREAS, Jim Piccolo, effective immediately upon the close of this transaction, shall resign as an officer and director of TDII;

      WHEREAS, this Agreement contains various provisions for indemnification, assumption of debt and other matters pertaining to the transactions which are necessary terms and provisions of this Agreement as more particularly set-out below;

       WHEREAS, collateral to the stock exchange and other considerations, it is agreed and stipulated, as a necessary term and condition of this Agreement, that the individual parties or entitites designated as Murphy, Nelson, Solomon, Heiner, Faldmo, and Gelwix have contributed collectively into an independent escrow account the sum of Two Hundred and Twenty-Five Thousand Dollars ($225,000) which will be released from escrow solely and exclusively upon the execution and closing of this Agreement for the purpose of providing collateral capital funding for the Tru Wellness subsidiary of TDII to be evidenced by separate subscription or loan agreements;

                              1

      WHEREAS, the Piccolos further agree to the cancellation of all stock rights, options or warrants of any nature or type in TDII from the closing of this Agreement, the assumption of that certain contract more fully described herein from Dean Robinson, as well as the termination of any distributorships or revenue income interest in the Tru Wellness subsidiary, or any other distribution or payment from TDII not specifically provided for by this Agreement;

      NOW THEREFORE, the parties mutually agree and covenant as follow:

                           WITNESSETH

1.0 Consideration. This Agreement is fully and adequately supported by the consideration of the share exchange described herein; the additional cash consideration to be paid by Piccolos; the assumption and assignment of liabilities; the independent capital funding of the Tru Wellness subsidiary by third parties to this Agreement; and, independently, by all other covenants and obligations assumed or provided herein.

2.0 Principal Stock Exchange. Concurrently with the complete execution of this Agreement, Piccolos shall irrevocably assign, convey and deliver to the treasurer, or other designated principal officer of TDII, 2,271,921 shares of the restricted common stock of TDII, constituting all TDII shares held by Piccolos and any related or affiliated parties, and being approximately 24.24% of all issued and outstanding shares of TDII, as a necessary term and consideration for this Agreement. The shares shall be delivered in negotiable form and free and clear of all encumbrances, liens or adverse claims of ownership. The shares shall be fully negotiable, except for the standard restrictive stock legend. In exchange there shall be delivered in the name of Jim Piccolo and Mary Piccolo, as joint tenants with rights of survivorship, all of the Tru Dynamics, Inc. shares currently held by TDII constituting 855,000 shares and being 100% of all issued and outstanding shares of Tru Dynamics, Inc. Such shares shall be delivered in negotiable form, except for the standard restrictive stock legend and shall be free and clear of all encumbrances, liens or any third party claims of ownerships or rights and shall fully divest Tru Dynamics, Inc. as an operating and owned subsidiary of TDII.

3.0   Additional  Cash  Consideration.   As  part  of  the  share
exchange described by the preceding paragraphs, and fully conditioned upon the execution and closing of this Agreement and the tender of additional escrow proceeds to TDII, Piccolos agree to have released from the escrow account the additional cash consideration of Fifty Thousand Dollars ($50,000) to be payable to the corporate account of TDII as additional and necessary consideration for the aforedescribed share exchange.

4.0 Verification of Tru Dynamics, Inc. Assets and Liabilities. As a necessary term and condition of this Agreement, there is attached and incorporated to this stock exchange an Exhibit A setting out all of the principal assets and liabilities of Tru Dynamics, Inc. Piccolos, as evidenced by their signature below, warrant and represent that the Exhibit A assets and liabilities of Tru Dynamics, Inc. accurately, completely and truthfully set forth the current financial status of Tru Dynamics, Inc. and constitute all principal and significant assets and obligations. All parties to this Agreement affirm and agree that the representation of such financial assets, liabilities and status of Tru Dynamics, Inc. is a necessary term and condition of this Agreement and that any material omission from the Exhibit A assets and liabilities shall constitute a material breach of this Agreement and basis either for recission of this Agreement by Tru Dynamics International, Inc. or for adjustment of the purchase consideration by TDII to Piccolos.

                              2


5.0 Obligations Assumed by Piccolos. As a necessary term and condition of this Agreement Piccolos, jointly and severally, agree to the full assumption and discharge of the following debts and obligations of Tru Dynamics International:

      5.1 All current operating expenses, obligations and debts of Tru Dynamics, Inc., as they currently exist, whether known or unknown, through the date of this closing.

      5.2 Specifically, and not in limitation of the foregoing general undertaking, all presently unpaid payroll taxes asserted against or owing by TDI. Piccolos agree to satisfy and discharge those unpaid taxes in such manner that they may subsequently negotiate with the Internal Revenue Service and any state taxing authority including, but not limited to, any interest, penalties or other costs related to the collection of such taxes. Piccolos agree to move and work diligently to arrange for the discharge and payment of those taxes so as not to constitute any impairment, liens, or encumbrances being asserted as to the operations or assets of TDII and will complete such discharge of payroll tax obligations as soon as practical subsequent to the execution of this Agreement.

      5.3 Failure to act promptly to complete the discharge of such federal and state payroll tax obligations and other debts or the assertion of liens, general liens, or encumbrances against TDII arising out of such payroll taxes, or other debts shall constitute a material breach of this Agreement.

      5.4 Piccolos additionally agree, jointly and severally, to assume the presently outstanding contract with a Mr. Dean Robinson and to discharge such obligations as they may subsequently negotiate and further agree to fully hold harmless and indemnify TDII from any and all claims arising out of or related to such contract and other debts and obligations.

     5.5 Piccolos additionally agree, jointly and severally, to indemnify TDII for any and all claims and damages brought by holders of any of the debt, obligations, or other liabilities assumed by the Piccolos from Tru Dynamics, Inc. pursuant to
Section 5 of this Agreement. This indemnification includes indemnification for any attorney's fees or costs arising out of or relating to any claims brought against TDII.

6.0  Specific Releases and Resignations.

      6.1. Immediately upon the execution of this Agreement, Jim Piccolo agrees that his resignation as a director and officer of TDII shall be deemed effective and that he shall hold no further office or position in TDII and shall not act in any way as an advisor or consultant or in any position where he may exercise influence or control as to such corporation.

      6.2 Piccolos, and anyone acting under their direction, authority or control, herewith agrees that all and any TDII stock warrants, options or other stock rights held by the Piccolos are herewith cancelled of record and that they shall not hereafter or subsequently hold any TDII stock or stock rights, except as maybe subsequently acquired in unrelated open market transactions.

      6.3 Piccolos, and anyone acting under their direction, authority or control, herewith agree to mutually rescind any and all debts, obligations or amounts owing or which may be asserted to be owing or outstanding to them by TDII; including, but not limited to, any amounts which may be asserted for unpaid wages, services or other compensation.

                              3

      6.4 Piccolos, and anyone acting under their direction, authority or control or any member of the Piccolo family agree to forfeit any and all interest in any distribution rights or interest in Tru Wellness or any other subsidiary or operating division of TDII.

7.0 Collateral Funding Commitment. As a necessary term and condition to the closing of this stock exchange, all parties hereto agree that certain collateral funding will be paid to the Tru Wellness USA subsidiary of TDII. The following amounts are held in escrow by Mr. Julian D. Jensen, Attorney at Law, in Salt Lake City, Utah and are directed to be delivered from his trust account to the Tru Wellness USA subsidiary Treasurer for deposit into the operating account of such corporation upon the execution of this Agreement constituting a closing of all of the terms and conditions provided in this Agreement, except for the funds deposited by Faldmo and Gelwix, which will only be released upon satisfaction of the conditions set forth in the Instruction Letter delivered to the escrow agent with their funds, which instruction is attached as Exhibit B. The specific sums held in escrow and to be transferred to the Tru Wellness USA account are listed below and the parties responsible for the deposit and discharge of such sums are listed as signatories to this agreement who, by their signature to this Agreement, agree to the closing of this Agreement and the tender by escrow of these funds to the Tru Wellness USA subsidiary without reservation, charge or interest, except for the funds deposited by Faldmo and Gelwix, which will only be released upon satisfaction of the conditions set forth in the Instruction Letter delivered to the escrow agent with their funds that is attached as Exhibit B. The actual subscription Agreement shall constitute a separate document. Further, each of the undersigned escrow depositories agree to fully hold harmless and release any and all claims against the escrow by these instructions and upon the execution of this Agreement which shall constitute an instruction for release of funds from escrow as designated by this paragraph and closing of such escrow. The specific depository account for Tru Wellness USA as agreed to by all of the parties to this Agreement is:

               Tru Wellness USA
               Community Bank
               Fountain Hills, Arizona

The   following   then   constitute  the  third   party   capital
contributors to the this Agreement:


Name of Third Party                                              TDII Shares
Capital Contributor             Address                   Amount      Issued
--------------------     --------------------------     ----------    -------

Tom G. Murphy            26226 N. 111 Street            $  35,000     233,333
                         Scottsdale, AZ  85255
Michael Brent Nelson     1333 N. California Blvd., #525 $  30,000     200,000
                         Walnut Creek, CA  94596
Jim Solomon              2051 N. Kingston Road          $  10,000      66,667
                         Farmington, UT  84025
Mark Faldmo              163 W. Canyon View Dr.         $  25,000  Loan-Exhibit B
                         Farmington, UT  84025
Larry Gelwix             4129 Splendor Way              $  25,000  Loan-Exhibit B
                         Salt Lake City, UT  84124
Edward Todd Heiner       634 E. 700 N.                  $100,000      666,667
                         Centerville, UT  84014

                              4


In consideration for this contribution, the foregoing Treasury stock will be issued to the contributors as stated above, with the exception of Faldmo and Gelwix for whom such contribution is a loan to be evidenced by a separate writing, with the treasury stock being issued based on the closing market value on the 26th of July, 2001.

8.0 Mutual Hold Harmless and Release Provisions. Except for specific obligations, assumption and considerations described by this Agreement, and the more general assumption of all standard and customary assumption of operating debts, obligations and contracts by Piccolos for TDI, it is mutually agreed and covenanted between Piccolos, TDII and Tru Dynamics, Inc. that each party shall hold harmless and mutually release each other from any other debts, obligations, claims or charges arising out of, or in any way related to, the operation and business of Tru Dynamics International, Inc. and its subsidiaries: Tru Dynamics, Tru Wellness and Tru Wellness of Korea. Provided, however, that nothing contained in this paragraph shall release any prior officer, director or agent of either TDII or any of its subsidiaries from any claim or obligation which arose out of, or may be subsequently proven to be based upon misfeasances in office, self dealing, misappropriation or any other grossly negligent or intential wrongful act committed by or arising out of the discharge of an office within any of such corporations by a prior officer or director, and including any claims arising out of a contract entered for and on behalf of such corporate entity by any officer or director and not disclosed to the board or known to the board of directors of any such corporation.

9.0 Notice. Any notice or service which can or is required to be given under this Agreement shall be given by either personal delivery or certified return receipt mail to the parties at the following respective addresses:

     Tru Dynamics International, Inc.
     Including all Subsidiaries
     4150 North Drinkwater Blvd., Fifth Floor
     Scottsdale, Arizona 85251

     Tru Dynamics, Inc.
     4150 North Drinkwater Blvd., Fifth Floor
     Scottsdale, Arizona 85251

     Capital Contributors
     (At the address indicated by paragraph 7.0)

     Jim and Mary Piccolo
     5311 North Palo Christi
     Paradise Valley, Arizona  85253

                              5

10.0 Closing.   Except as otherwise provided herein, this
Agreement shall be deemed fully executed and closed and to be in a full force effect upon the signature of each of the parties hereto as designated below. The effective date being first above written for this Agreement.

11.0 Restricted Securities. Each of the parties executing this Agreement represents and state upon oath that they are accredited investors and existing shareholders or optionholders of TDII. In such capacity they are fully aware of and understand the nature, limitations and risks of restricted securities, and agree, and understand that all securities to be issued under this Agreement, or the collateral investment in the Tru Wellness of Korea subsidiary, shall constitute the issuance of restricted securities to them. They are fully willing and able to receive restricted securities, and understand the nature of such securities, and have been provided all information and accounting pertaining to the companies in which they are investing, and waive any further disclosure or information as sophisticated business investors and agree that they are engaging in an isolated private placement transaction pertaining to such securities.

12.0      Miscellaneous.

      12.1 This Agreement shall be applied and construed to be fully applicable to any successor, assign or heir of any party hereto or inure to the benefit of any such successor party.

      12.2 This Agreement shall be applied and construed in accordance with Arizona law.

      12.3 Any action which can or may be brought arising out of this Agreement shall be brought within a court of general jurisdiction within the State of Arizona.

      12.4 This writing constitutes a fully integrated and final agreement between all of the parties hereto and shall not be modified by parole evidence and may only be amended by a written amendment executed by the subject or affected parties to this Agreement.

     12.5 This Agreement shall be given reasonable interpretation and application such that any void or voidable provision shall be omitted and the balance of such contract applied so far as possible. In like manner any error in grammar, syntax, spelling, gender or other usage shall be given reasonable interpretation and application as the contexts would require.

       12.6   Any   corporate  entity  executing  this  Agreement
represents that its undersigned principal officer has been duly and fully authorized to enter into this Agreement by resolution of its Board of Directors.

      12.7 Should any action of law or equity be necessary to enforce any term or provision of this Agreement, the prevailing parties shall be entitled to reasonable costs of court and attorney fees..

     12.8 Time is of the essence of this Agreement.

      12.9 The recitals shall be incorporated as a necessary term of provision of this Agreement as they may be necessary to its application or interpretation.

                              6

Dated the day and date first upon written.

Tru Dynamics International, Inc.             Tru Dynamics, Inc.


By:/s/ Thomas Vergith                       By:/s/ James Piccolo
-------------------------------             ----------------------------
Thomas Vergith                              James Piccolo
Director                                    President



By: /s/ Jim Piccolo
-------------------------------
Jim Piccolo


By: /s/ Mary Piccolo
__________________________
Mary Piccolo



THIRD PARTY CAPITAL CONTRIBUTORS:



By: /s/ Tom G. Murphy              By: /s/ Edward Todd Heiner
------------------------------     -----------------------------
Tom G. Murphy                      Edward Todd Heiner


By: /s/ Jim Solomon                By: Michael Brent Nelson
------------------------------     ------------------------------
Jim Solomon                        Michael Brent Nelson


By: /s/ Mark Faldmo                By: /s/ Larry Gelwix
------------------------------     -------------------------------
Mark Faldmo                        Larry Gelwix



                              7

EXHIBIT A1

Assets
Piccolos agree that the following is a full and complete list of all of the furniture and equipment of Tru Dynamics, Inc.

Description                    Acquired Value
Executive Chair                         1,430
Cordless Headsets 2                       772
Microphones/Mixerboard/Case
 /Amph/Speakers                         3,833
Video Camera Equipment                 10,851
Camera                                    455
Tripod for Camera                         329
Microphone                                433
Speaker Cases                           2,326
Lateral File                              556
Microphone/Two-Way Radios                 553
Mixer Board                               785
Amph/Microphone/Speakers                2,137
CD Player                                 533
Recording Equipment                       788
Custom made desk - Jim Piccolo          3,600
Side Chair maple Finish, Blk Vinyl        285
Desk Set for Graphics                     278
Side Chairs - Maple                       535
71" Bookcase - kasbeer                    298
2 Drawer Lateral (fire proof)             746
Custom Reception Desk w/glass
 & mica/Tempe crane to setup            3,865
HP Laserjet printer w/network card      2,233
4 Computers                             3,447
4 Dr  42' 4Dr Lateral desk                427
Home office - Jim Piccolo               4,431
47"xHx35"x12" bookcase Black metal (3)    321
Side Chair maple Finish, Blk Vinyl        285
Oval Racetrack Table Maple                439
2 2-drawer 36" lateral file               556
Workstations for customer Service      11,223
Wall Unit System                        7,318
2 Drawer Filecabinets                     283
2 Drawer Filecabinets                     283
Miscellaneous Equipment                   428
5 Headsets                                267
5 Portable Radios                       1,066
Projection TV                           1,928
HP computer w/monitor                   1,581
NEC Superscript 870 printer               375
3 Headsets                                692
Docking stations for laptops              455
Parts for MIC's                           648
Wireless remote for slide projector       290
Motorola Radio w/headset & charger        270
Motorola Radio w/headset & charger        270
Cordless headset                          404
Video equipment                           910
Receiver                                  814
Speaker                                   305
Analog Audio Reciever                     305
Compact Disc Player                       254
Speaker                                   356
Speaker                                   356
Sony Digital video                        295
Sony VCR                                  177
Headphones                                161
Powered Subwoofer                         750
Miscellaneous audio accessories           205
Visitor chairs                            543
Floor Shelves                             910
Custom made coference table            12,500
12 leather executive chairs
  for conference table                  4,624
19" monitor                               428
Custom computer desk                    1,100
Sony Vaio notebook computer             2,325
1 Server                                9,500
Dell Dimension s4100 series computer    1,468
Bed for Corporate Apartment               663

EXHIBIT A2

Liabilities
Piccolos agree to assume all liabilities of Tru Dynamics, Inc. including but not limited to the following schedule of liabilities. Piccolos agree to assume each and every obligation identified on this schedule.

This schedule includes some liabilities that are in the name of TDII and that the parties agree should have been in the name of TDI and that the Piccolos have agreed to assume.

Accounts Payable
	Acordia of Arizona
	Accountants on Call
	AT&T
	Airborne Express
	Arizona Media Duplication
	Arizona Republic
	BOSS Manufacturing
	Benesch Friedlander
	Blair Industries
	Capital One
	Corporate Express
	Denver Marriott Tech Center
	Diamondback Voice Mail
	Driver & Nix
     E. A. Dion, Inc.
     Fischer, Patterson, Sayler
	Fiesta Americana
	G&G Printers
	Global Cassettes
	Golden Mastermind Seminars
	Griffin & Associates
	H20 Rentals
	Hilton Mesa Pavilion
	Hugh Clemmons Jr
	Hyatt Regency Acapulco
     Jennings, Strouss & Salmon
	Jobing.com
	Kinko's
	McBob's Photography
	Mena House Oberoi Hotel
	Merrill & Merrill
	Miller Thompson
	Newstyle Media
	O'Day Printing Corporation
	OPACS
	Office Team
	Oracle Corporation
	PaeTec Communications
     Paul Dicken Asociates, Inc.
	Pitney Bowes
	Promotora Caribe Cancun
	Quarles & Brady
	Sheraton Salt Lake City Centre
	Sims Business Systems
	Southwest Employment
	Specialty Technical Publishers
	Sprint
	Staples Credit Plan
     Telsur, SA de CV
     TRI Seminars, Inc.
	Tom Hirsch CPA
	Ultimate Presentation Systems
	Verio
	Uniland Enterprises
	West Wind Litho

Accrued Payroll Tax Liability
Accrued Associate Commissions

Promissory Notes
     Mary Jontz Promissory Note dated June 30, 2000
     Mary Piccolo Promissory Note dated August 22, 2000
     James Piccolo Promissory Note dated November 21, 2000
     Promissory Note of October 10, 2000 to Vector One
	Notes Payable PPOM 1999

Deferred Revenue
	Customer Payments for Conference Experience Tickets

Agreements
     Sysnet Web Settlement Agreement dated April 19, 2001
     My Tax Man, Inc. Service Provider Contract dated January 1, 2001
     Ikano Communications, Inc. Branded Internet Services Agreement
          dated March 2000
     Ervin Leasing Copier Lease dated February 22, 2000
     Qwest Dedicated Internet Access Service Agreement dated May 31, 2001
	BestLeads.Com Contract
     BCI, Inc., Chuck Hanson and Mary Hanson Agreement dated
          January 4, 2001 (TDII)
     Entertainment Publishing Agreement dated May 2, 2000
     Joint Purchase Agreement with Columbus Companies for Entertainment
          Publishing purchases dated May 1, 2000 (TDII)
	Humboldt Bank Merchant Bankcard Agreement dated May 2000
	Innovative Merchant Solutions Merchant Bankcard Agreement
     GST Telecom Arizona, Inc. Service Agreement
     Hilton-Robinson, LLC Purchase Agreement and any and all Amendments(TDII)
	D. Reid Hilton Executive Employment Agreement and Amendments (TDII) Dean Robinson Executive Employment Agreement (TDII)
	Irvin E. Wilson Compensation Agreement (TDII)
     Robert Snyder Purchase Agreement dated March 30, 2001

Other Liabilities
	1/2 July office rent
	1/2 Employee health insurance through 7/1/2001 through 7/18/2001 Certain employee salaries and health insurance from 7/19/2001 through closing date as agreed

Piccolos have reviewed each and every liability on this schedule and have had an opportunity to review with their counsel each and every liability identified on this schedule. After review, the Piccolos have agreed to assume each and every liability on this schedule including each and every liability that is in the name of TDII and each and every liability that is in name of TDI.

By: /s/ James Piccolo
------------------------------------         -------------------------------
James Piccolo                                Tru Dynamics International, Inc.


By: /s/ Mary Piccolo
------------------------------------         -------------------------------
Mary Piccolo


Stock Exchange Agreement with Collateral Funding Commitment
Exhibit B

----- Original Message -----
From: Mark Faldmo
To: jdcdj@inconnect.com
Cc: Jim Solomon
Sent: Friday, July 20, 2001 2:52 PM
Subject: Instructions for Tru Dynamics escrow account

This letter is to confirm our verbal conversation of today that $50,000 is being wired to the Julian Jensen Trust
Account for the purpose of being held in escrow until stipulations have been met with respect to its disbursement to Tru Dynamics International Inc.

Specifically, three provisions must be met for the money to be released.

First, a definitive sale agreement must be executed between Tru Dynamics International Inc. and Jim Piccolo regarding his acquisition of Tru Dynamics Inc.

Second, Larry Gelwix and Mark Faldmo must execute a security agreement to their satisfaction between either Tru Dynamics
International Inc. or George Hansen.

Third, an agreement be must reached regarding Columbus
Companies and the transferal of its ownership back to Larry
Gelwix and Mark Faldmo.

As mentioned earlier, all three conditions must be met before the $50,000 is dispersed from the trust. Further, it is understood and agreed that at any time prior to the disbursement (which cannot be done without the express prior written approval and consent of Gelwix and Faldmo), Gelwix and Faldmo will receive 100% of their funds back unconditionally.